Exhibit 99.1
Media Contact:
Ameresco: Leila Dillon, 508-661-2264, news@ameresco.com

IR Contact:
Ameresco: Advisiry Partners, Eric Prouty, eric.prouty@advisiry.com

Ameresco Announces Closing of Neogenyx Fuels Joint Venture with HASI to Accelerate Growth of Advanced Biofuels

FRAMINGHAM, Mass. — May 12, 2026 — Ameresco, Inc. (NYSE: AMRC), a leading energy infrastructure solutions provider today announced the successful closing of its previously announced transaction with HA Sustainable Infrastructure Capital, Inc. (NYSE: HASI), a leading investor in sustainable infrastructure assets, to spin off Ameresco’s biofuels business into a newly formed joint venture: Neogenyx Fuels.

Neogenyx Fuels is owned 70% by Ameresco and 30% by HASI. As part of the completed transaction, Ameresco has contributed its biofuels business, comprising its scaled asset base and proven development and operating capabilities, into the joint venture, and HASI has committed to invest $400 million to support the growth of Neogenyx Fuels, $100M of which was distributed to Ameresco at closing. The transaction represents a strategic step to unlock the significant value embedded in Ameresco's biofuels business, representing a $1.8 billion post-money enterprise value.

With the timely closing of the transaction, Ameresco reaffirms its FY26 guidance announced on its May 4, 2026, earnings call. Additional information regarding the transaction is included in the Company’s Current Reports on Form 8‑K filed with the SEC.

With the timely closing of the transaction, Ameresco reaffirms its FY26 guidance announced on its May 4, 2026, earnings call.

Additional information regarding the transaction is included in the Company’s Current Reports on Form 8‑K filed with the SEC.

To learn more about Neogenyx Fuels, visit www.neogenyxfuels.com.

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About Ameresco, Inc.

Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading energy infrastructure solutions provider dedicated to helping customers reduce costs, enhance resilience, and decarbonize to net zero in the global energy transition. Our comprehensive portfolio includes implementing smart energy efficiency solutions, upgrading aging infrastructure, and developing, constructing, and operating distributed energy resources. As a trusted

Exhibit 99.1
full-service partner, Ameresco shows the way by reducing energy use and delivering energy infrastructure solutions to Federal, state and local governments, utilities, data centers, educational and healthcare institutions, housing authorities, and commercial and industrial customers. Headquartered in Framingham, MA, Ameresco has more than 1,500 employees providing local expertise in North America and Europe. For more information, visit www.ameresco.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained herein specifically include expectations about market conditions, pipeline, visibility, backlog, pending agreements, new and expanding market opportunities, financial guidance including estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments; statements regarding potential future growth prospects of Neogenyx Fuels, and the intended use of the proceeds from the contribution of assets to the joint venture; the impact of policies and regulatory changes, supply chain disruptions, shortage and cost of materials and labor, other macroeconomic and geopolitical challenges; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.

The forward-looking statements included herein involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. Factors that could cause actual results to differ materially from those described in the forward-looking statements include those discussed under the caption “Risk Factors” included in the Company’s Annual Reports on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as well as in other reports that the Company files with the SEC.

Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Forward-looking statements are based on beliefs, assumptions and expectations as of the date of this

Exhibit 99.1
press release. The Company disclaims any obligation to publicly release the results of any revisions to these forward-looking statements reflecting new estimates, events or circumstances after the date of this press release.